EX-31.1 CERTIFICATION OF CEO/CFO (Pursuant to Sec. 302 of the Sarbanes-Oxley Act of 2002)

CERTIFICATION

Pursuant to 18 U.S.C. 1350, as adopted pursuant to Sec. 302 of the Sarbanes-Oxley Act of 2002, I, Father Gregory Ofiesh, certify that:

1 I have reviewed the Quarterly Report on Form 10-QSB, for the Fiscal Quarter Ended January 31, 2007, of Franklin Lake Resources Inc. ("Issuer");

2 Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
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3 Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, and cash flows of Issuer as of, and for, the periods presented in the report;

4 The Issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for "Issuer" and have:
(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period during which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of Issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in Issuer's internal control over financial reporting that occurred during Issuer's most recent fiscal quarter (fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to affect, Issuer's internal control over financial reporting; and

5 Issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Issuer's auditors and the audit committee of Issuer's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Issuer's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Issuer's internal control over financial reporting.

Date: June 13, 2007	/s/ Father Gregory Ofiesh
President & CEO and Acting Chief Financial Officer